UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2012

HMN Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 28, 2012, the Board of Directors of HMN Financial, Inc. (the “Company”) amended its by-laws to provide that the chief executive officer be the only employee director that may exceed the term limits set forth in the bylaws.

The foregoing description of the amendment to the Company’s by-laws does not purport to be complete and is qualified in its entirety by reference to the Company’s by-laws, as so amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	HMN Financial, Inc. By-Laws (As of February 28, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc.

(Registrant)

/s/ Jon Eberle
Date: March 5, 2012	Jon Eberle
Senior Vice President,
Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description

Exhibit 3.1	HMN Financial, Inc. By-Laws (As of February 28, 2012)